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                                                                   EXHIBIT 10.67




                         CMG @ VENTURES EXPANSION, LLC

                      LIMITED LIABILITY COMPANY AGREEMENT
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                         CMG @ VENTURES EXPANSION, LLC

                      LIMITED LIABILITY COMPANY AGREEMENT


                               TABLE OF CONTENTS
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ARTICLE ONE - THE COMPANY.......................................................................     1
    Section 1.1  Organization; Name.............................................................     1
    Section 1.2  Purpose and Character of Business..............................................     1
    Section 1.3  Place of Business; Registered Agent............................................     2
    Section 1.4  Term...........................................................................     2
    Section 1.5  Statutory Compliance; Qualification In Other Jurisdictions.....................     2

ARTICLE TWO - MEMBERS AND CAPITAL CONTRIBUTIONS.................................................     3
    Section 2.1  Capital Commitments and Contributions..........................................     3
    Section 2.2  Admission of Additional Members................................................     3
    Section 2.3  Capital Accounts...............................................................     3
    Section 2.4  No Rights to Demand Return of Capital Contributions............................     4
    Section 2.5  Liabilities of Members.........................................................     4

ARTICLE THREE - ALLOCATIONS; DISTRIBUTIONS......................................................     4
    Section 3.1  Allocations of Net Profits and Net Losses......................................     4
    Section 3.2  Special Allocation Rules.......................................................     5
    Section 3.3  Corrective Allocations.........................................................     6
    Section 3.4  Tax Allocations................................................................     6
    Section 3.5  Distributions Prior to Liquidation.............................................     7
    Section 3.6  Distributions Upon Liquidation.................................................     7
    Section 3.7  Distributions of Securities in Kind............................................     8
    Section 3.8  Valuation......................................................................     8

ARTICLE FOUR - MANAGEMENT; PAYMENT OF EXPENSES..................................................     9
    Section 4.1  Description of Managing Member.................................................     9
    Section 4.2  Management by the Managing Member..............................................     9
    Section 4.3  Actions Requiring Member Consent...............................................    11
    Section 4.4  Payment of Fees and Expenses; Management Fee...................................    11

ARTICLE FIVE - OTHER ACTIVITIES OF MEMBERS; CONFLICTS OF INTEREST...............................    12
    Section 5.1  Commitment of Members..........................................................    12
    Section 5.2  Agreements with Portfolio Companies............................................    13
    Section 5.3  Obligations and Opportunities for Members......................................    13
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    Section 5.4    Conflicts of Interest..........................................................  13

ARTICLE SIX - TRANSFERABILITY.....................................................................  14
    Section 6.1    Assignment of Member Interest..................................................  14
    Section 6.2    Restrictions on Transfer.......................................................  15

ARTICLE SEVEN - LIABILITY OF MEMBERS; INDEMNIFICATION.............................................  15
    Section 7.1    Liability of Managing Member...................................................  15
    Section 7.2    Indemnification of the Managing Member and the Capital Member..................  16

ARTICLE EIGHT - DISSOLUTION, LIQUIDATION AND TERMINATION OF THE COMPANY...........................  17
    Section 8.1    Events Causing Dissolution.....................................................  17
    Section 8.2    Wind Up and Liquidation........................................................  17

ARTICLE NINE - BOOKS AND RECORDS; ACCOUNTING; TAX ELECTIONS.......................................  18
    Section 9.1    Accounting for the Company.....................................................  18
    Section 9.2    Books and Records..............................................................  18
    Section 9.3    Reports to Members.............................................................  18
    Section 9.4    Elections......................................................................  18

ARTICLE TEN - DEFINITIONS.........................................................................  19

ARTICLE ELEVEN -   MISCELLANEOUS PROVISIONS.......................................................  23
    Section 11.1   Appointment of Tax Matters Partner.............................................  23
    Section 11.2   Notification...................................................................  23
    Section 11.3   Amendments.....................................................................  23
    Section 11.4   Binding Provisions.............................................................  23
    Section 11.5   No Waiver......................................................................  23
    Section 11.6   Applicable Law.................................................................  24
    Section 11.7   Separability of Provisions.....................................................  24
    Section 11.8   Entire Agreement...............................................................  24
    Section 11.9   Section Titles.................................................................  24
    Section 11.10  Counterparts...................................................................  24
    Section 11.11  Variation of Pronouns..........................................................  24

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                         CMG @ VENTURES EXPANSION, LLC

                      LIMITED LIABILITY COMPANY AGREEMENT


     THIS LIMITED LIABILITY COMPANY AGREEMENT OF CMG @ VENTURES EXPANSION, LLC (the "Company"), dated as of February 10, 2000, is by and among CMG@Ventures
      -------
Capital Corp., a Delaware corporation (the "Capital Member"), and @Ventures Expansion Partners, LLC, a Delaware limited liability company (the "Managing Member" and together with the Capital Member, the "Members"). Definitions of certain capitalized terms used in this Agreement are specified in Article Ten.

                                   RECITALS

     WHEREAS, the Company was formed as a limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, 6 Del. C. ch. 18 et.
                                                                             ---
seq., by the filing on or about the date hereof of a Certificate of Formation in
----
the Office of the Secretary of State of the State of Delaware; and

     WHEREAS, the Members wish to set out fully their respective rights, obligations and duties with respect to the Company.

     NOW THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereto hereby agree as follows:

                                  ARTICLE ONE

                                  THE COMPANY

     Section 1.1  Organization; Name.  The Company was organized as a limited
                  ------------------
liability company pursuant to the provisions of the Act. The name of the Company is CMG @ Ventures Expansion, LLC. The business of the Company may be conducted under any other name designated in writing by the Managing Member upon compliance with applicable law.

     Section 1.2  Purpose and Character of Business.  The Company's purpose and
                  ---------------------------------
the character of its business shall be to (a) make investments directly or through holding companies in equity and equity-related securities, notes, debentures, limited partnership interests, limited liability company interests, or other equity or debt instruments or other interests or investments of any nature whatsoever, including, without limitation, notes, debentures and common or preferred stock (whether or not convertible or exchangeable), and rights, options and warrants to purchase notes, debentures and common or preferred stock or other securities or debt instruments, or direct or indirect interests in tangible or intangible assets of any kind whatsoever (all of the foregoing being hereafter referred to as "Investments" or as "Portfolio Securities"), in privately or publicly held or solely owned operating or investment businesses or other entities or parts thereof or
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assets, (b) manage, supervise and dispose of such investments, receiving the profits, losses and income from such activities and engaging in all other activities that are necessary, incidental and ancillary thereto, and (c) pending utilization or disbursement of funds, to invest such funds in Temporary Investments. The Company shall invest only in Investments and Portfolio Securities in which @ Ventures Expansion Fund, L.P., a Delaware limited partnership (the "Domestic Fund"), invests, and/or in which @ Ventures Foreign Expansion Fund, L.P., a Delaware limited partnership (the "Foreign Fund"), may invest, all in the manner and on the terms contemplated by the Limited Partnership Agreement for the Domestic Fund, as from time to time in effect (the "Domestic Fund Agreement") and by the Limited Partnership Agreement for the Foreign Fund, as from time to time in effect (the "Foreign Fund Agreement"). The Domestic Fund and the Foreign Fund are sometimes hereinafter referred to individually as a "Fund" and collectively as the "Funds," and the Domestic Fund Agreement and the Foreign Fund Agreement are sometimes hereinafter referred to individually as a "Fund Agreement" and collectively as the "Fund Agreements."

     Section 1.3  Place of Business; Registered Agent.  The principal place of
                  -----------------------------------
business of the Company shall be maintained at 100 Brickstone Square, Andover, Massachusetts 01810. The name and address of the resident agent of the Company in the State of Delaware and the address of the registered office of the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Managing Member may at any time change the location of the Company's principal place of business, establish additional offices and places of business and change the registered agent and registered office of the Company and upon any such change shall give prompt notice to each Member of any such change.

     Section 1.4  Term.  The term of the Company commenced on February 10, 2000,
                  ----
and shall continue until terminated pursuant to Section 8.1.

     Section 1.5  Statutory Compliance; Qualification In Other Jurisdictions.
                  ----------------------------------------------------------
The Company shall exist under and be governed by, and this Agreement shall be construed in accordance with, the applicable laws of the State of Delaware including the Act. The Managing Member promptly shall make such filings as it believes necessary or as are required by applicable law to give effect to the provisions of this Agreement and to cause the Company to be treated as a limited liability company under the laws of the State of Delaware. The Managing Member shall cause the Company to be registered or qualified under its own name or under an assumed or fictitious name pursuant to a foreign limited liability company statute or similar laws in any jurisdictions in which the Company owns property or transacts business if such registration or qualification is necessary to protect the limited liability of the Members or to permit the Company lawfully to own property or transact business in such jurisdiction.

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                                  ARTICLE TWO

                       MEMBERS AND CAPITAL CONTRIBUTIONS

     Section 2.1  Capital Commitments and Contributions. The Members hereby
                  -------------------------------------
commit and agree to make cash contributions to the capital of the Company in such amounts and at such times as may be necessary to enable the Capital Member to satisfy (i) its obligations under the Fund Agreements, and (ii) such other capital needs of the Company as the Members unanimously may agree upon, all of which cash contributions shall be made by the Members in proportion to their respective Percentage Interests as set forth on Schedule I attached hereto. The
                                                ----------
amount of such commitment of each Member is referred to herein as a Member's "Capital Commitment." The amount of capital actually contributed by a Member to the Company is referred to as such Member's "Capital Contribution." All calls for Capital Contributions shall be made in writing or by electronic mail and shall specify the intended use of such called capital. Such call shall be made, to the extent reasonably practicable, at least ten (10) Business Days before the date on which the contribution is due. No Capital Contribution returned to the Members shall be callable by the Managing Member pursuant to this Section 2.1 thereafter.

     Section 2.2  Admission of Additional Members.  Additional Members may be
                  -------------------------------
admitted to the Company at such times and on such terms as shall be unanimously approved in advance by the Members.

     Section 2.3  Capital Accounts.  The Company shall establish and maintain a
                  ----------------
capital account (a "Capital Account") for each Member. Such Capital Account shall be adjusted in accordance with Treasury Regulations under Section 704 of the Code. To the extent consistent with such Treasury Regulations, the adjustments to such accounts shall include the following:

                  2.3.1 There shall be credited to each Member's Capital Account the amount of any cash actually contributed by such Member to the capital of the Company, the fair market value of any property contributed by such Member to the capital of the Company, the amount of liabilities of the Company assumed by the Member or to which property distributed to the Member was subject and such Member's share of the Profit of the Company and of any items in the nature of income or gain separately allocated to the Members; and there shall be charged against each Member's Capital Account the amount of all cash distributions to such Member, the fair market value of any property distributed to such Member by the Company, the amount of liabilities of the Member assumed by the Company or to which property contributed by the Member to the Company was subject and such Member's share of the Loss of the Company and of any items in the nature of losses or deductions separately allocated to the Members.

                  2.3.2 If the Company at any time distributes any of its assets in-kind to any Member, the Capital Account of each Member shall be adjusted to account for that Member's allocable share of the Profit, Loss or items thereof that would be realized by the

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     Company if it sold the assets that were distributed at their respective fair market values (taking Code Section 7701(g) into account) immediately prior to their distribution.

                  2.3.3  If elected by the Company in accordance with Section
     4.3 hereof, at any time specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), the Capital Account balance of each Member shall be adjusted to the extent provided under such Treasury Regulation to reflect the Member's allocable share (as determined under Article Three) of the items of Profit or Loss that would be realized by the Company if it sold all of its property at its fair market value (taking Code Section 7701(g) into account) on the day of the adjustment.

     Section 2.4  No Rights to Demand Return of Capital Contributions. No Member
                  ---------------------------------------------------
shall be entitled to withdraw any part of its or his Capital Contribution, to receive any distribution from the Company or to cause a partition of the assets of the Company except as expressly provided in this Agreement. No Member shall be paid interest on any Capital Contribution or receive any salary or compensation with respect to its Capital Contribution or Capital Account or for services rendered to or on behalf of the Company or otherwise in its capacity as a Member, except as specifically provided in this Agreement.

     Section 2.5  Liabilities of Members. Except as otherwise expressly set
                  ----------------------
forth herein or in the Act, the Members shall not have, and the Managing Member shall at all times conduct its affairs and the affairs of the Company so that no Member shall have, any personal liability whatsoever in his capacity as a Member, whether to the Company, to any Member or to the creditors of the Company, for the debts, liabilities, contracts or other obligations of the Company or for any losses of the Company.

                                 ARTICLE THREE

                          ALLOCATIONS; DISTRIBUTIONS

     Section 3.1  Allocations of Net Profits and Net Losses.
                  -----------------------------------------

                 3.1.1 Subject to Sections 3.3 through 3.5, Net Profits of the Company shall be allocated as follows, and in the following order of priority as of the close of such Fiscal Year or other accounting period:

                         3.1.1.1 First, to the Members in proportion to their respective Percentage Interests until the aggregate cumulative amount of Profits allocated to each Member pursuant to this Section 3.1.1.1 equals the aggregate cumulative amount of Net Losses allocated to the Members pursuant to Section 3.1.2.2; and

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                         3.1.1.2   Thereafter, eighty (80%) percent to the
          Members in proportion to their respective Percentage Interests, and twenty (20%) percent to the Managing Member.

                  3.1.2 Subject to Sections 3.3 through 3.5, Net Losses of the Company shall be allocated as follows and in the following order of priority as of the close of such Fiscal Year or other accounting period:

                         3.1.2.1 First, eighty percent (80%) to the Members in proportion to their respective Percentage Interests and twenty percent (20%) to the Managing Member until the aggregate cumulative amount of Losses allocated to each Member pursuant to this Section 3.1.2.1 equals the aggregate cumulative amount of Profits allocated to such Member pursuant to Section 3.1.1.2; and

                         3.1.2.2 Second, to the Members in proportion to their respective Percentage Interests.

     Section 3.2  Special Allocation Rules.  Before any allocations are made
                  ------------------------
pursuant to Section 3.1, the following special allocations shall be made in the following order:

                  3.2.1 If any Member unexpectedly receives any adjustment, allocation or distribution described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6) of the Regulations which causes it to have an, or increases the amount of its, Adjusted Capital Account Deficit, items of Company income and gain (computed with the adjustments set forth in clauses (i), (ii) and (iii) of the definition of "Profits" and "Losses") shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, such Member's Adjusted Capital Account Deficit as quickly as possible, provided that an allocation pursuant to this Section 3.2.1 shall be made to a Member only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article Three have been tentatively made as if this Section
     3.2.1 were not in this Agreement. This Section 3.2.1 is intended to constitute a "qualified income offset" as defined in Section 1.704-1(b)(2)(ii)(d) of the Regulations.

                  3.2.2 If any Member has an Adjusted Capital Account Deficit as of the end of any Fiscal Year or other accounting period of the Company that is in excess of the amount such Member is deemed to be obligated to restore to his Capital Account pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(h)(5) of the Regulations (the so-called deficit restoration rule), items of Company income and gain (computed with the adjustments set forth in clauses (i), (ii) and (iii) of the definition of "Profits" and "Losses") in the amount of such excess shall be specially allocated to such Member as quickly as possible, provided that an allocation pursuant to this Section 3.2.2 shall be made to a Member only if and to the extent that such Member would have an Adjusted Capital

                                      -5-
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     Account Deficit that is in excess of the amount such Member is deemed to be obligated to restore to his Capital Account pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(h)(5) of the Regulations after all other allocations provided for in this Article Three have been tentatively made as if this Section 3.2.2 were not in this Agreement.

                  3.2.3 To the extent an adjustment to the adjusted tax basis of any asset of the Company pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset), and such gain or loss shall be specially allocated to the Members in a manner that is consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations.

                  3.2.4 Notwithstanding Section 3.1, an allocation of Loss shall not be made to a Member to the extent that such allocation would cause such Member to have an Adjusted Capital Account Deficit. An allocation of Loss that would be made to a Member but for this Section
     3.2.4 shall instead be made to the other Members to the extent of and in proportion to the amounts of such loss that they could then be allocated without themselves having Adjusted Capital Account Deficits (or, if such other Members would not have Adjusted Capital Account Deficits, in proportion to their respective Capital Contributions) and thereafter to the Capital Member.

     Section 3.3  Corrective Allocations.  The allocations set forth in Section
                  ----------------------
3.2 (the "Regulatory Allocations") are intended to comply with certain
          ----------------------
requirements of Sections 1.704-1(b) and 1.704-2 of the Regulations. Notwithstanding any other provision of this Article Three, the Regulatory Allocations shall be taken into account in making allocations of items of income, gain, loss, deduction and expenditure among the Members so that, to the extent possible consistent with the Code and the Regulations and on a cumulative basis, the respective net amounts of such allocations of other items and the Regulatory Allocations to the Members are equal to the respective net amounts that would have been allocated to the Members had no Regulatory Allocations been made. The Managing Member shall apply this Section 3.3 at such times and in whatever order, and shall divide allocations made pursuant to this Section 3.3 among the Members in such manner, as it determines is likely to minimize any economic distortions that might otherwise be caused by the Regulatory Allocations.

     Section 3.4  Tax Allocations.
                  ---------------

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                  3.4.1  Tax allocations for each _Fiscal Year or other
     accounting period of the Company shall be made consistent with the allocations of Profit and Loss and items specially allocated pursuant to Sections 3.2 and 3.3 for such year or period, except that, solely for tax purposes, (i) items of income, gain, loss and deduction with respect to Company assets reflected hereunder in the Members' Capital Accounts and on the books of the Company at values that differ from the Company's adjusted tax bases in such assets shall be allocated among the Members so as to take account of those differences pursuant to Section 1.704-3 of the Regulations and in such manner as the Managing Member reasonably determine is in accordance with the principles of Section 704(c) of the Code and with Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(2)(iv)(g), 1.704-1(b)(4)(i) and
     1.704-3 of the Regulations, and (ii) adjustments made pursuant to Section 734(b) or Section 743(b) of the Code shall be taken into account.

                  3.4.2 The Members are aware of the federal income tax consequences of the allocations made by this Article Three and agree to report their shares of Company income and loss for income tax purposes in accordance with this Article Three.

     Section 3.5  Distributions Prior to Liquidation.
                  ----------------------------------

                  3.5.1 Subject to Sections 3.6 and 3.7, Available Cash for each Fiscal Year (or fractional portion thereof) shall be distributed to the Members at such time or times determined by the Managing Member (but not less frequently than annually) in proportion to their respective Capital Account balances.

                  3.5.2 The Managing Member shall endeavor (if practical and reasonable to do so in light of the circumstances of the Company) to distribute, if available, sufficient amounts of Available Cash to the Members in accordance with this Section 3.5 to enable all Members to make timely payment of any Federal, state, local and foreign income tax liabilities incurred by them as a result of their participation in the Company.

     Section 3.6  Distributions Upon Liquidation.
                  ------------------------------

                  3.6.1 Upon the liquidation of the Company, the assets of the Company shall first be applied to the payment of, or the establishment of adequate reserves or other provision for the payment of, the debts and obligations of the Company. Thereafter, there shall be made a final allocation of Profit or Loss, as the case may be, and other items to the Members' Capital Accounts in accordance with Sections 3.1 through 3.3. The assets of the Company (or the proceeds of sales or other dispositions in liquidation of assets of the Company) remaining after the payment or other provision for the Company's debts and obligations shall then be distributed to the Members in proportion to the positive balances in their Capital Accounts determined after the final allocation of Profit or Loss and other items to Capital Accounts has been made. Amounts reserved or otherwise set aside in connection with the Company's liquidation for the payment of Company debts and obligations shall be distributed to the Members, in the same proportions that such amounts would have been distributed hereunder if distributed upon the Company's liquidation, as soon as practicable. No Member shall be required or otherwise obligated to restore or contribute any deficit balance in such Member's Capital Account upon the liquidation of the Company.

                  3.6.2 The Managing Member, or an authorized liquidating trustee if one is appointed, may distribute assets of the Company in kind upon the liquidation of the Company. Any asset to be distributed in kind shall be distributed on the basis of its Fair Market Value as determined in accordance with the provisions of Section 3.8. For purposes of making the final allocation of Profit or Loss, and other items required by Section 3.6.1, any asset other than cash that is to be distributed to one or more Members in kind shall be treated as having then been sold by the Company for its Fair Market Value as determined in accordance with the provisions of Section 3.8. Any Member entitled to any interest in such assets shall, unless otherwise determined by the Members, receive separate assets of the Company and not an interest as a tenant-in-common with other Members so entitled in any asset being distributed.

     Section 3.7  Distributions of Securities in Kind.
                  -----------------------------------

                  3.7.1 The Managing Member shall distribute to the Members Portfolio Securities which are Marketable Securities, unless the Capital Member determines that a distribution of such securities would not be in the best interests of the Company. Such Portfolio Securities shall be distributed in accordance with Section 3.5 or 3.6, as applicable, based on their respective Fair Market Values. The Managing Member shall promptly notify the Members each time a Portfolio Security becomes a Marketable Security. The Managing Member shall not distribute Portfolio Securities that are not Marketable Securities at any time other than upon the liquidation of the Company.

                  3.7.2 The Managing Member may cause certificates evidencing any securities to be distributed to be imprinted with legends as to such restrictions on transfers that it may deem necessary, including legends as to applicable Federal or state securities laws or other legal or contractual restrictions, and may require any Member to which securities are to be distributed to agree in writing that such securities will not be transferred except in compliance with such restrictions and applicable law.

     Section 3.8  Valuation. For all purposes of this Agreement, the Fair Market
                  ---------
Value of securities and other property of the Company shall be determined as follows:

                  3.8.1 Marketable Securities shall (i) if traded on a national securities exchange, be valued at the average of their last sales price on the exchange on which such Marketable Securities are traded on the last ten trading days immediately preceding the date of determination, or (ii) if the trading of such Marketable Securities is reported through the National Association of Securities Dealers Automated Quotation System, such Marketable

     Securities shall be valued at the average of the last sale prices as shown by the National Association of Securities Dealers Automated Quotation System on the last ten trading days on which such Marketable Securities were traded immediately preceding the date of determination.

                  3.8.2 All property other than Marketable Securities shall be valued by the Managing Member in good faith. Factors considered in valuing individual securities shall include, but need not be limited to, purchase price, estimates of liquidation value, the price at which Members receiving a distribution of securities will be able to sell them and the time at which such securities may be sold, the existence of restrictions on transferability, prices received in recent significant private placements of securities of the same issuer, prices of securities of comparable public companies engaged in similar businesses and changes in the financial condition and prospects of the issuer.

                  3.8.3 Upon any valuation of securities or other property of the Company pursuant to this Section 3.8 (other than Marketable Securities, to which this Section 3.8.3 shall not apply), the Managing Member shall notify the Capital Member in writing of the Fair Market Value of such securities or other property as determined by the Managing Member in accordance with the provisions of Section 3.8. The Capital Member shall, not more than ten Business Days after the receipt of such notice from the Managing Member, furnish notice in writing to the Managing Member stating whether or not it has approved or has not approved the Managing Member's valuation. If the Capital Member approves such valuation (or shall have failed to provide the Managing Member with the aforementioned notice within such ten Business Days), such valuation shall constitute the Fair Market Value of such property for all purposes hereof. If the Capital Member does not approve such valuation, and if the Managing Member and the Capital Member cannot agree on a valuation within five Business Days (or such other period of time as the Managing Member and the Capital Member may determine) of the date on which the Capital Member advises the Managing Member that it has not approved such valuation, the Managing Member and the Capital Member shall jointly select an independent appraiser who shall be retained to determine, as promptly as practicable, the Fair Market Value of the property to be distributed. The Company shall pay the expenses of such appraiser.

                                 ARTICLE FOUR

                        MANAGEMENT; PAYMENT OF EXPENSES

     Section 4.1  Description of Managing Member. The Managing Member of the
                  ------------------------------
Company shall be @Ventures Expansion Partners, LLC.

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

     Section 4.2  Management by the Managing Member.  The management, policy and
                  ---------------------------------
operation of the Company shall be vested exclusively in the Managing Member which shall perform all acts and enter into and perform all contracts and other undertakings which it deems necessary or advisable to carry out any and all of the purposes of the Company. Without limiting the foregoing general powers and duties, and except as is otherwise expressly set forth herein, the Managing Member is hereby authorized and empowered on behalf of the Company and, as relevant herein, is required:

                  4.2.1 To make investments on behalf of the Company in securities in which the Domestic Fund and/or the Foreign Fund invest, on the same terms upon which such Funds invest in such securities, arrange additional financing needed to consummate such investments and monitor such investments.

                  4.2.2 To invest the assets of the Company in Temporary Investments.

                  4.2.3 To exercise all rights, powers, privileges and other incidents of ownership with respect to the Portfolio Securities, including, without limitation the voting of such Portfolio Securities, the approval of a restructuring of an investment, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings, and other similar matters.

                  4.2.4 To sell, transfer, liquidate or otherwise terminate investments made by the Company.

                  4.2.5 To employ or consult brokers, accountants, attorneys, or specialists in any field of endeavor whatsoever, including, subject to the provisions of Article Five, such persons or firms who may be Members.

                  4.2.6 To deposit any funds of the Company in any bank or trust company or money market fund provided that, in the case of any bank or trust company such bank or trust company qualifies as a Financial Institution and in the case of any money market fund such fund would qualify as a money market fund in which the Company may make a Temporary Investment, and to entrust to such bank or trust company any of the securities, monies, documents and papers belonging to or relating to the Company; provided, however, that from time to time, in order to facilitate any transaction, any of the said securities, monies, documents and papers belonging to or relating to the Company may be deposited in and entrusted to any brokerage firm that is a member of the New York Stock Exchange and which has minimum net capital of $10 million as calculated in accordance with the Securities Exchange Act of 1934.

                  4.2.7 To determine, settle and pay all expenses, debts and obligations of and claims against the Company and, in general, to make all accounting and financial determinations and decisions.

                  4.2.8 To provide bridge financing to Portfolio Companies, on the same terms upon which one or more of the Funds provides such bridge financing.

                  4.2.9 To enter into, make and perform all contracts, agreements and other undertakings as may be determined to be necessary or advisable or incident to the carrying out of the foregoing objectives and purposes, the execution thereof by the Managing Member to be conclusive evidence of such determination.

                  4.2.10 To execute all other instruments of any kind or character which the Managing Member determines to be necessary or appropriate in connection with the business of the Company, the execution thereof by the Managing Member to be conclusive evidence of such determination.

                  4.2.11 To make Follow-on Investments in Portfolio Companies from either Capital Contributions called from the Members pursuant to
     Section 2.1 or Available Cash, and to guarantee the obligations of Portfolio Companies, such Follow-on Investments and guarantees to be on the same terms upon which one or more of the Funds makes such follow-on investments or guarantees in such Companies.

                  4.2.12 To interpret and construe the terms, conditions and other provisions of this Agreement or any agreement entered into in connection herewith such construction or interpretation to be binding on the Members.

     Section 4.3  Actions Requiring Member Consent.
                  --------------------------------

     Notwithstanding any other provision of this Agreement, the Managing Member shall have no authority without the Consent of the Capital Member to (i) do any act that is in contravention of this Agreement or that is not consistent with the purposes of the Company, (ii) do any act that would make it impossible to carry on the ordinary business of the Company, (iii) guarantee obligations of Portfolio Companies, (iv) to make an election to adjust the Capital Accounts of the Members as contemplated by Section 2.3.3 or (v) amend the Management Contract. Other than as set forth in this Section 4.3 or elsewhere in the Agreement, the Capital Member shall not participate in the management, operation or control of the Company.

     Section 4.4  Payment of Fees and Expenses; Management Fee.
                  --------------------------------------------

                  4.4.1 The Management Company, so long as the Management Contract is in effect, shall be responsible for and shall pay all of its out-of-pocket expenses and those of the Managing Member, including expenses which relate to salaries, office space, supplies and other facilities of their businesses.

                  4.4.2 The Management Company shall serve as the management company of the Company in accordance with the terms of the Management Contract, and shall be entitled to receive a Management Fee in the amount and payable in the manner provided in such Contract.

                  4.4.3 The Managing Member, the Management Company and their respective Affiliates shall be entitled to receive management, directors', consulting and other similar fees and compensation from Portfolio Companies; provided that the amount of such fees and other compensation is reasonable in relation to the work involved and bears a reasonable relation to fees and compensation charged for similar work by third parties. One-half of such fees shall be credited against the Management Fee payable by the Company and the Funds in proportion to their respective aggregate capital commitments and if such portion of such fees exceeds the Management Fee, such excess shall be credited against the Management Fee payable by the Company and the Funds in subsequent periods in proportion to their respective aggregate capital commitments. To the extent such amounts exceed total future installments of the Management Fee, they shall be paid to the Company and the Funds in proportion to their respective aggregate capital commitments and included in their respective operating receipts.

          Any Break-Up Fee payable to the Company, the Managing Member, the Management Company or their respective Affiliates shall be paid as follows. An amount equal to the aggregate unreimbursed fees and expenses paid by the Company, the Managing Member, the Management Company or their Affiliates which were specific to the transaction giving rise to such fee shall be paid to each such entity in proportion to the fees and expenses incurred by it. The balance of any such Break-Up Fee shall be paid to the Management Company; provided that one-half of the remaining Break-Up Fee shall be credited against the Management Fee payable by the Company and the Funds in subsequent periods in proportion to their respective aggregate capital commitments.

                  4.4.4 Except as provided in the Management Contract, the Company shall be responsible for and shall pay all fees and reasonable expenses of the Company; provided that, with respect to consummated investments, it is expected, and the Management Company will use its reasonable best efforts to ensure that such fees and expenses are paid by the Portfolio Company in which the investment is made.

                                 ARTICLE FIVE

              OTHER ACTIVITIES OF MEMBERS; CONFLICTS OF INTEREST

     Section 5.1  Commitment of Members. The Managing Member hereby agrees to
                  ---------------------
use its best efforts in connection with the purposes and objectives of the Company and to devote to such purposes and objectives such of its time and resources as shall be necessary for the management of the affairs of the Company. Subject to the other provisions of this Agreement, the Members and any of their respective Affiliates may act as a director, officer, employee or advisor of any corporation, a trustee of any trust, or a partner of any partnership; may receive compensation for its services as an advisor with respect to, or participation in profits derived from, the investments of any such corporation, trust or partnership; and may acquire, invest in, hold and sell securities of any entity. Neither the Company, the Capital Member nor Managing Member shall have by virtue of this Agreement, any right, title or interest in or to such other corporation, trust, partnership, investment or security.

     Section 5.2  Agreements with Portfolio Companies. The Managing Member, the
                  -----------------------------------
Parent and its or their Affiliates may enter into contracts, commitments and agreements with Portfolio Companies consistent with Section 5.4 for the benefit of said Managing Member, the Parent and/or its or their Affiliates.

     Section 5.3  Obligations and Opportunities for Members. The Managing Member
                  -----------------------------------------
shall be obligated to refer investment opportunities, consistent with the purposes and objectives of the Company, to the Company. Any determination as to the appropriateness of an investment opportunity for the Company or for an Affiliate of the Company or for the Parent shall be made by the Capital Member.

     Section 5.4  Conflicts of Interest. No contract or transaction between the
                  ---------------------
Capital Member or the Company and one or more of its Members or Affiliates, or between the Capital Member or the Company and any other corporation, partnership association or other organization in which one or more of its Members or affiliates are directors, officers or partners or have a financial interest, shall be void or voidable solely for such reason, or solely because the Member or any such Affiliate is present at or participates in any meeting of directors or partners or Members which authorizes the contract or transaction, or solely because his, her or its vote is counted for such purpose, if:

          5.4.1 the material facts as to his, her or its interest as to the contract or transaction are disclosed or are known to the directors, partners or members and the directors, partners or members authorize the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director, partner or member even though the disinterested directors, partners or members be less than a quorum; or

          5.4.2 the material facts as to his, her or its interest and as to the contract or transaction are disclosed or are known to the partners, directors or members entitled to vote thereon, and the contract or transaction is specifically approved by a vote of the partners or directors; or

          5.4.3 the contract or transaction is fair to the Capital Member, the Company or its or their Affiliates as of the time it is authorized, approved or ratified by the directors or the partners.

                                  ARTICLE SIX

                                TRANSFERABILITY

     Section 6.1  Assignment of Member Interest.
                  -----------------------------

                  6.1.1 Subject to Section 6.2 below, the Capital Member may transfer or assign all or any part of its interest in the Company as set forth in this Section to a substitute Member ("Substitute Member"). A transferee or assignee of the Capital Member's interest in the Company that does not comply with the provisions of this Section 6.1 shall not be admitted to the Company as a Substitute Member and shall have none of the rights of the Capital Member and the assigning or transferring Capital Member in such case shall remain fully liable for all obligations hereunder as if such assignment or transfer had not occurred. The assignee or transferee of the Capital Member's Interest in the Company (an "Assignee") shall have the right to become a Substitute Member only if the following conditions are satisfied:

                         6.1.1.1 A duly executed and acknowledged written instrument of assignment shall have been delivered to the Company.

                         6.1.1.2 The Capital Member and the Assignee shall have executed and acknowledged such other instruments and taken such other action as the Managing Member shall reasonably deem necessary or desirable to effect such substitution, including, without limitation, the execution by the Assignee of a transfer document and an appropriate amendment to this Agreement.

                         6.1.1.3   The restrictions on transfer contained in
          Section 6.2 shall be inapplicable, and, if requested by the Managing Member, the Capital Member or the Assignee shall have obtained an opinion of counsel reasonably satisfactory to the Managing Member as to the legal matters set forth in that Section.

                         6.1.1.4 The Capital Member or the Assignee shall have paid all expenses incurred by or on behalf of the Company in connection with such substitution.

                         6.1.1.5 The Managing Member shall have Consented, in its sole and absolute discretion, to such substitution.

                         Any assignment or transfer not in compliance with this Article Six shall have no force or effect, and the assigning or transferring Member shall continue for all purposes under the Act and this Agreement to be a Member of the Company.

                  6.1.2 The Managing Member may not sell, assign or otherwise transfer all or any part of its interest as a Managing Member of the Company in any respect whatsoever, without the Consent of the Capital Member.

     Section 6.2  Restrictions on Transfer. Notwithstanding any other provision
                  ------------------------
of this Agreement, no Member may assign or otherwise transfer all or any part of its interest in the Company, and no attempted or purported assignment or transfer of such interest shall be effective, if, in the opinion of counsel to the Company, such assignment or transfer (i) may not be effected without registration under the Securities Act of 1933, as amended, (ii) would result in the violation of any applicable state securities laws, (iii) would result in a termination of the Company under Section 708 of the Code, unless such a transfer is consented to by all of the Members or (iv) would result in the treatment of the Company as an association taxable as a corporation or as a "publicly-traded limited partnership" for tax purposes, unless such a transfer is consented to by all of the Members. The Company shall not be required to recognize any assignment until the instrument conveying such interest has been delivered to the Company for recordation on the books of the Company. Unless an assignee becomes a substituted Member in accordance with the provisions of Section 6.1, it shall not be entitled to any of the rights granted to a Member hereunder, other than the right to receive all or part of the share of the Profits, Losses, distributions of cash or property or returns of capital to which his assignor would otherwise be entitled.

                                 ARTICLE SEVEN

                     LIABILITY OF MEMBERS; INDEMNIFICATION

     Section 7.1  Liability of Managing Member.
                  ----------------------------

                  7.1.1. The Managing Member shall not be liable to the Company or any Member for any act or omission taken by the Managing Member in good faith and in the belief that such act or omission is in the best interests of the Company; provided that such act or omission is not in violation of this Agreement and does not constitute negligence, misconduct, fraud or a willful violation of law by the Managing Member. The Managing Member shall not be liable to the Company or any other Member for any action taken by any other Member, nor shall any Managing Member (in the absence of negligence, misconduct, fraud or a willful violation of law by the Managing Member) be liable to the Company or any other Member for any action of any employee or agent of the Company provided that the Managing Member shall have exercised appropriate care in the selection and supervision of such employee or agent.

                  7.1.2 Whenever in this Agreement the Managing Member is permitted or required to make a decision (i) in its "discretion" or "sole discretion" or under a grant of similar authority or latitude, the Managing Member shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interests of or factors affecting the Company or any other Person, or (ii) in its "good faith" or under another express standard, the Managing Member shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or other applicable law.

     Section 7.2  Indemnification of the Managing Member and the Capital Member.
                  -------------------------------------------------------------
Each Member and its respective partners, agents, employees and Affiliates (the "Indemnitees") shall be and hereby are (i) indemnified and held harmless by the Company and (ii) released by the other Members from and against any and all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions for which such Indemnitee has not otherwise been reimbursed (collectively, "Liabilities"), whether judicial, administrative, investigative or otherwise, of any nature whatsoever, known or unknown, liquidated or unliquidated, that may accrue to the Company or any other Member or in which any of the Indemnitees may become involved, as a party or otherwise, arising out of the conduct of the business or affairs of the Company by the respective Indemnitee or otherwise relating to this Agreement, provided that an Indemnitee shall not be entitled to indemnification or release hereunder if it shall have been determined by (i) in the case of the Capital Member or an Indemnitee claiming by or through the Capital Member, a court of competent jurisdiction, or (ii) in the case of the Managing Member or an Indemnitee claiming by or through the Managing Member, by the Capital Member, that (x) such person did not act in good faith and in a manner such person reasonably believed to be in the best interests of the Company and, in the case of a criminal proceeding, did not have reasonable cause to believe that its conduct was lawful, or (y) such Liabilities shall have arisen from a violation of this Agreement or the negligence, misconduct, fraud or willful violation of law by such Indemnitee, or actions of such Indemnitee outside the scope of and unauthorized by this Agreement, and provided further that an Indemnitee shall not be entitled to indemnification or release hereunder with respect to any liability arising in connection with its activities performed for or on behalf of any Portfolio Company, the securities of which have been sold or have been distributed to the Members pursuant to Section 3.9, if such activities were performed after the date on which such securities were sold or distributed. The termination of any proceeding by settlement shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that such person reasonably believed to be in the best interests of the Company or that the Indemnitee did not have reasonable cause to believe that its conduct was lawful. The indemnification rights provided for in this Section shall survive the termination of the Company or this Agreement.

     Expenses incurred by an Indemnitee in defense or settlement of any claim that may be subject to a right of indemnification hereunder may be advanced by the Company prior to the final disposition thereof provided that the following conditions are satisfied: (i) the claim relates to the performance of duties or services by the Indemnitee on behalf of the Company and (ii) the Indemnitee undertakes to repay the advanced funds to the Company if it is ultimately determined that the Indemnitee is not entitled to be indemnified hereunder or under applicable law. The right of any Indemnitee to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnitee may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnitee's successors, assigns and legal representatives. The obligations of the Members under this Article Seven shall be satisfied only after any applicable insurance proceeds have been exhausted and then only out of Company assets and, to the extent required by law, distributions made by the Company to the Members, and the Members shall have no liability to fund indemnification payment hereunder.

                                 ARTICLE EIGHT

            DISSOLUTION, LIQUIDATION AND TERMINATION OF THE COMPANY

     Section 8.1  Events Causing Dissolution.
                  --------------------------

     The Company shall dissolve upon and its affairs shall be wound up after the happening of any of the following events:

                  8.1.1  the Consent of all of the Members;

                  8.1.2 the sale or other disposition by the Company of all or substantially all of its assets; or

                  8.1.3  the entry of a decree of judicial dissolution under
     Section 18-802 of the Act.

     Section 8.2  Wind Up and Liquidation.
                  -----------------------

                  8.2.1 The Managing Member, or an authorized liquidating trustee for the Company if one is appointed, shall be responsible for the winding up and liquidation of the Company. Subject to Section 3.8, the Managing Member or such liquidating trustee shall have full right and unlimited discretion to determine the time, manner and terms of any sale or sales of Company assets pursuant to such liquidation for the purpose of obtaining fair value for such assets, having due regard to the activity and condition of the relevant markets and general financial and economic conditions. Prior to the distribution of all of the assets of the Company and the cancellation of the Company's Certificate of Formation, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement.

                  8.2.2 Profit or Loss and other items arising from sales upon liquidation shall be allocated, and the proceeds of such liquidation shall be applied, as provided in Article Three.

                  8.2.3 In connection with the dissolution and liquidation of the Company, the Managing Member or authorized liquidating trustee shall file an instrument evidencing the cancellation of the Certificate in accordance with the Act.

                                 ARTICLE NINE

                 BOOKS AND RECORDS; ACCOUNTING; TAX ELECTIONS

     Section 9.1  Accounting for the Company. The Company shall use the accrual
                  --------------------------
method of accounting and its financial statements shall be prepared in accordance with generally accepted accounting principles. The Company's tax return shall be prepared on an accrual basis. The Fiscal Year of the Company shall end on July 31.

     Section 9.2  Books and Records. The Managing Member shall keep or cause to
                  -----------------
be kept complete and appropriate records and books of account. Except as otherwise expressly provided herein, such books and records shall be maintained on the basis used in preparing the Company's Federal income tax returns. Such information as is necessary to reconcile such books and records with generally accepted accounting principles shall also be maintained. The books and records shall be maintained at the principal office of the Company and shall be available for inspection and copying by any Member at its expense during ordinary business hours following reasonable notice.

     Section 9.3  Reports to Members. Promptly after consummation of each
                  ------------------
investment in a Portfolio Company, the Managing Member shall prepare and deliver to each Member a description of such investment and the Portfolio Company in which it was made. Within forty-five (45) days after the end of each calendar quarter, the Managing Member will prepare and deliver to each Member (i) an unaudited balance sheet and income statement of the Company for such quarter, accompanied by a report on any material developments in existing investments which occurred during such quarter and (ii) a statement showing the balance in such Member's Capital Account and a reconciliation of such balance. After the end of each Fiscal Year, the Managing Member shall cause an audit of the Company to be made by an independent public accountant of nationally recognized status of the financial statements of the Company for that year. Such audit shall be certified and a copy thereof shall be delivered to each Member within ninety
(90) days after the end of each of the Company's Fiscal Years. Such certified financial statements shall also be accompanied by a report on the Company's activities during the year prepared by the Managing Member. Within ninety (90) days after the end of each Fiscal Year, the Company will deliver to each Member the Managing Member' good faith estimate of the fair value of the Company's investments as of the end of such year, a statement showing the balances in each Member's Capital Account as of the end of such year, and such other information, reports and forms as are necessary to assist each Member in the preparation of his federal, state and local tax returns. The Managing Member shall give prompt notice to the Members if at any time the Company's general counsel or accountants withdraw or are replaced.

     Section 9.4  Elections. The Managing Member shall cause the Company to make
                  ---------
such elections under the Code and the Regulations, including those permitted by Sections 709(b) and 754 of the Code, and state tax or similar laws as it shall determine to be in the Members' best interests.

                                  ARTICLE TEN

                                  DEFINITIONS

     The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article Ten. The singular shall include the plural and the masculine gender shall include the feminine, the neuter and vice versa, as the context requires:

     "Act" means the Delaware Limited Liability Company Act as amended from time
      ---
to time, and any successor to such Act.

     "Adjusted Capital Account Deficit" means, with respect to any Member, the
      --------------------------------
deficit balance, if any, in such Member's Capital Account as of the end of the relevant _Fiscal Year or other accounting period determined after (i) crediting to such Capital Account any amounts which such Member is obligated to restore thereto hereunder or is deemed to be obligated to restore thereto pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(h)(5) of the Regulations and (ii) debiting to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-
1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

     "Affiliate" means with respect to any Person, any officer, director,
      ---------
member, employee or partner of, or any Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

     "Agreement" means this Limited Liability Company Agreement, as originally
      ---------
executed and as amended, modified, supplemented or restated from time to time, as the context requires.

     "Assignee" is as defined in Section 6.1.
      --------

     "Available Cash" means amounts received by the Company from all sources
      --------------
including with respect to (including payments and distributions on and proceeds of dispositions of) interests in and assets of Portfolio Companies, net of (i) amounts necessary to pay all expenses, debts and obligations of the Company, including without limitation, the Management Fee, or to establish reserves therefor, and (ii) amounts deemed necessary by the Managing Member, in its sole discretion, to make Follow-on Investments pursuant to Section 4.2.11. Available Cash shall include the amount of any fees paid to the Company.

     "Break-up Fee" means any fee, reimbursement or other form of compensation
      ------------
payable by a third party as a result of the failure to consummate an investment.

     "Business Day" means any day, including Saturday, Sunday and any other day
      ------------
on which commercial banks in Boston, Massachusetts are required by law not to be open for business.

     "Capital Account" means, with respect to any Member, the capital account
      ---------------
established and maintained for such Member pursuant to Section 2.3.

     "Capital Commitment" is as defined in Section 2.1.
      ------------------

     "Capital Contribution" is as defined in Section 2.1.
      --------------------

     "Carrying Value" means, with respect to any asset, the asset's adjusted
      --------------
basis for federal income tax purposes; provided, however, that (i) the initial
                                       -------- --------
Carrying Value of any asset contributed to the Company shall be adjusted to equal its gross fair market value at the time of its contribution and (ii) the Carrying Values of all assets held by the Company shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account) upon an adjustment to the Capital Accounts of the Members described
Section 2.3.3. The Carrying Value of any asset whose Carrying Value was adjusted pursuant to the preceding sentence thereafter shall be adjusted in accordance with the provisions of Section 1.704-1(b)(2)(iv)(g) of the Regulations.

     "Certificate" means the Certificate of Formation filed on behalf of the
      -----------
Company with the Secretary of State of the State of Delaware, as such certificate may be amended from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended, and, where
      ----
applicable, any predecessor or successor thereto.

     "Company" means CMG @Ventures Expansion, LLC.
      -------

     "Consent" means the prior written approval of a Member to an action or
      -------
matter.

     "Financial Institution" means a bank, savings institution, trust company,
      ---------------------
insurance company, pension or profit sharing trust, or similar entity which is a member of any group of such persons, having assets of at least $100 million, or other entity (other than an individual) a substantial part of whose business consists of investing in, purchasing or selling the securities of others.

     "Fiscal Year" means the fiscal year ending on the last day of July in any
      -----------
year. In the case of the first and last fiscal years, the fraction thereof commencing on the date on which the Company is formed or ending on the date on which the winding up of the Company is completed, as the case may be.

     "Follow-on Investment" means any investment in Portfolio Securities of a
      --------------------
Portfolio Company in which the Company holds, immediately prior thereto, Portfolio Securities.

     "Investments" is as defined in Section 1.2.
      -----------

     "Management Company" means @Ventures Expansion Management, LLC, a Delaware
      ------------------
limited liability company.

     "Management Contract" means the management contract between the Company and
      -------------------
the Management Company.

     "Management Fee" means the management fee payable by the Company to the
      --------------
Management Company pursuant to the Management Contract.

     "Marketable Securities" means securities (i) that are freely tradeable
      ---------------------
pursuant to a registration under the Securities Act of 1933, as amended, or an exemption therefrom, (ii) that immediately after giving effect to their distribution will not be subject to any contractual restriction on transfer,
(iii) that are traded on a national securities exchange or reported through the Nasdaq National Market, and (iv) that may be sold without regard to volume limitations.

     "Notification" means a writing, containing the information required by this
      ------------
Agreement to be communicated to any Person, sent as provided in Section 11.2.

     "Parent" means CMGI Inc., a Delaware corporation.
      ------

     "Person" means any individual, corporation, Company, trust, unincorporated
      ------
organization or association, or other entity.

     "Portfolio Companies" means companies in which the Company makes
      -------------------
investments in accordance with the provisions of this Agreement.

     "Portfolio Securities" is as defined in Section 1.2.
      --------------------

     "Profits" and "Losses" mean the taxable income or loss, as the case may be,
      -------       ------
for a period as determined in accordance with Code Section 703(a) computed with the following adjustments:

          (i) Items of gain, loss, and deduction shall be computed based upon the Carrying Values of the Company's assets (in accordance Sections 1.704(b)(2)(iv)(g) and/or 1.704-3(d) of the Regulations) rather than upon the assets' adjusted bases for federal income tax purposes;

          (ii) Any tax-exempt income received by the Company shall be included as an item of gross income;

          (iii) The amount of any adjustments to the Carrying Values of any assets of the Company pursuant to Code Section 743 shall not be taken into account;

          (iv) Any expenditure of the Company described in Code Section 705(a)(2)(B) (including any expenditures treated as being described in Section 705(a)(2)(B) pursuant to Treasury Regulations under Code Section 704(b)) shall be treated as a deductible expense;

          (v) The amount of items of income, gain, loss or deduction specially allocated to any Members pursuant to Section 3.2 shall not be included in the computation; and

          (vi) The amount of any items of Profits or Losses deemed realized pursuant to Sections 2.3.2 and 2.3.3 shall be included in the computation.

     "Regulations" means the Income Tax Regulations promulgated from time to
      -----------
time under the Code. References to specific sections of the Regulations shall be to such sections as amended, supplemented or superseded by Regulations currently in effect.

     "Substitute Member" is as defined in Section 6.1.
      -----------------

     "Temporary Investments" means
      ---------------------

          (i) Investments in direct obligations of the United States of America, or obligations of any instrumentality or agency thereof, payment of principal and interest of which is unconditionally guaranteed by the United States of America, having a final maturity of not more than one hundred eighty (180) days from the date of issue thereof.

          (ii) Investments in certificates of deposit or repurchase agreements having a final maturity not more than one hundred eighty (180) days from the date of acquisition thereof issued by any bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus of at least $100,000,000;

          (iii) Investments in money market funds; and

          (iv) Commercial paper payable on demand or having a final maturity not more than 180 days from the date of acquisition thereof which has the highest credit rating of either Standard & Poor's Corporation or Moody's Investors Service, Inc.

                                ARTICLE ELEVEN

                           MISCELLANEOUS PROVISIONS

     Section 11.1  Appointment of Tax Matters Partner. The Managing Member shall
                   ----------------------------------
be the "Tax Matters Partner" for the Company as defined in Section 6231(a)(7) of the Code. As Tax Matters Partner, the Managing Member shall have all of the rights, duties, obligations and powers of a Tax Matters Partner, as so defined, set forth in Sections 6221 through 6233 of the Code, but shall have no authority to bind the Capital Member.

     Section 11.2  Notification.
                   ------------

                   11.2.1 Except as otherwise specifically provided in this Agreement, any Notification to a Member shall be at the address of such Member or appointee set forth in the books and records of the Company or such other mailing address of which such Member shall advise the Managing Member in writing. Any Notification to the Company or the Managing Member shall be at the principal office of the Company or the address of the Managing Member, as the case may be, as set forth in the books and records of the Company. The Managing Member may at any time change the location of its principal office. Notification of any such change shall be given to the Members on or before the date of any such change.

                   11.2.2 Any Notification shall be deemed to have been duly given if personally delivered or sent by United States mail or express mail service or by telegram confirmed by letter and will be deemed given, unless earlier received, (1) if sent by certified or registered mail, return receipt requested, or by first-class mail, five calendar days after being deposited in the United States mails, postage prepaid, (2) if sent by United States Express Mail or other express mail service, two Business days after being deposited therein, (3) if sent by telegram or telecopy, on the date sent provided confirmatory notice is sent by first-class mail, postage prepaid, and (4) if delivered by hand, on the date of receipt.

     Section 11.3  Amendments. This Agreement may be amended from time to time
                   ----------
with the consent of all Members.

     Section 11.4  Binding Provisions. The covenants and agreements contained
                   ------------------
herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

     Section 11.5  No Waiver. The failure of any Member to seek redress for
                   ---------
violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

     Section 11.6   Applicable Law.  This Agreement shall be governed by, and
                    --------------
construed and enforced in accordance with, the laws of the State of Delaware.

     Section 11.7   Separability of Provisions. Each provision of this Agreement
                    --------------------------
shall be considered separable, and if for any reason any provision or provisions of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid or unenforceable in any jurisdiction, such provision or provisions shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions hereof, or the application of the affected provision to Persons or circumstances other than those to which it was held invalid or unenforceable, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.8   Entire Agreement. This Agreement constitutes the entire
                    ----------------
agreement among the parties governing the relationship established hereby. This Agreement supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth herein or therein.

     Section 11.9   Section Titles. Section titles are for descriptive purposes
                    --------------
only and shall not control or alter the meaning of this Agreement as set forth in the text.

     Section 11.10  Counterparts. This Agreement may be executed in several
                    ------------
counterparts, all of which together shall constitute one agreement binding on all parties hereto notwithstanding that all the parties have not signed the same counterpart.

     Section 11.11  Variation of Pronouns. When used herein, pronouns and
                    ---------------------
variations thereof shall be deemed to refer to the masculine, feminine or neuter or to the singular or plural as the identity of the Person or Persons referenced or the context may require.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


MANAGING MEMBER:                        CAPITAL MEMBER:

@VENTURES EXPANSION
PARTNERS, LLC                           CMG@VENTURES CAPITAL CORP.



By: /s/ Denise W. Marks                 By: /s/ Andrew J. Hajducky III
    -------------------                     --------------------------

Name: Denise W. Marks                   Name: Andrew J. Hajducky III

Title: Managing Member                  Title: Authorized Signatory